PROSPECTUS SUPPLEMENT
                                DATED MAY 1, 1997


                      Templeton Capital Accumulation Plans
                    Templeton Capital Accumulator Fund, Inc.
                              dated January 1, 1997




I. The Templeton Capital Accumulation Plans prospectus is amended as follows:

         The section "Telephone Transactions" under "YOUR RIGHTS AND PRIVILEGES UNDER THE PLAN" is amended by replacing the first sentence of the first paragraph with the following text:

                  Beginning on or about June 1, 1997, your account will be coded automatically for telephone redemptions unless you notify us in writing that you do not want this option. If you later decide you would like this option, send us written instructions signed by all account owners, with a signature guarantee.

II. The Templeton Capital Accumulator Fund, Inc. prospectus is amended as follows:

         A. The following paragraph is added under "WHAT ARE THE FUNDS POTENTIAL RISKS?":

                  Hong Kong is scheduled to revert to the sovereignty of China on July 1, 1997. As with any major political transfer of power, this could result in political, social, economic, market, or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.

         B.       The following paragraph is added under "HOW DO I SELL
                  SHARES?":

                  Beginning on or about June 1, 1997, your account will be coded automatically for telephone redemptions unless you notify us in writing that you do not want this option. If you later decide you would like this option, send us written instructions signed by all account owners, with a signature guarantee.